UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 7, 2014
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        EMPIRICAL VENTURES, INC.
(Name of Small Business issuer in its charter)

Nevada	000-52766	27-0143340
(State or other jurisdiction of organization)	(Commission File No.)	(IRS Employer incorporation or Identification Number)

40 Lake Bellevue Drive, Suite 100 Bellevue WA. 98005
(Address of principal executive offices)

(425) 256-3902
(Registrant’s telephone number)

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Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Registered Public Accounting Firm

(i) On December 18, 2013, Jewett, Swartz, Wolfe and Associates was dismissed as Empirical Ventures, Inc. (the “Company”) independent registered public accounting firm.

(ii)  Jewett, Swartz, Wolfe and Associates report on the Company’s financial statements for the fiscal year ended June 30, 2009 contained an opinion on the uncertainty of the Company to continue as a going concern because of the Company’s need to raise additional working capital to service its debt and for its planned activity.

(iii)  The Company’s Board of Directors approved the decision to change its independent registered public accounting firm due to the fact that Jewett Schwartz Wolfe and Associates had ceased operations and the firm’s PCAOB registration had been revoked on September 7, 2012.

(iv)  During the fiscal year ended June 30, 2009, and further through the date of dismissal of, there were no disagreements with Jewett, Swartz, Wolfe and Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report on the Company’s financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(iv) of Regulation S-K.

(v)  During the fiscal year ended June 30, 2009, and further through the date of dismissal of Jewett, Swartz, Wolfe and Associates, Jewett, Swartz, Wolfe and Associates did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi) The Company dismissed Jewett, Schwartz, Wolfe and Associates due to the fact that Jewett Schwartz Wolfe and Associates had ceased operations and the firm’s PCAOB registration had been revoked on September 7, 2012. Since Jewett, Schwartz, Wolfe and Associates has dissolved and cannot furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree, the Company cannot provide Jewett, Schwartz, Wolfe and Associates with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission.

(b)	Engagement of New Independent Registered Public Accounting Firm

On January 7, 2014 the Company engaged TAAD LLP (“TAAD LLP”) as our new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending June 30, 2009 and June 30, 2010 and subsequent reporting periods. During the most recent fiscal years and the interim periods preceding the engagement, the Company did not consult with  TAAD LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by TAAD LLP concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Empirical Ventures, Inc. a Nevada Corporation

Dated: April 16, 2014	By:	/s/ Peter Schulhof
/ Peter Schulhof, President and Director